                                                                    EXHIBIT 32.1

                              JMG Exploration, Inc.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION

      In connection with this quarterly report on Form 10-Q of JMG Exploration, Inc. for the three months ended March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof, I, Joseph Skeehan, Acting President and Chief Executive Officer of JMG Exploration, Inc., do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

      1. This Form 10-Q for the three months ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      2. The information contained in this Form 10-Q for the three months ended March 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of JMG Exploration, Inc. for the periods presented therein.

Date:  September 12, 2006       By: /s/ Joseph Skeehan

                                    Joseph Skeehan
                                    Acting President and Chief Executive Officer
                                    (Principal Executive Officer)